								   Exhibit 24




			      POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Lauren N. Patch
				    ------------------------------
				    Lauren N. Patch
				    President and CEO; Director

			    POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Barry S. Porter
				    ---------------------------------
				    Barry S. Porter
				    CFO and Treasurer

			 POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/William L. Woodall
				    -------------------------------
				    William L. Woodall
				    Vice Chairman of the Board

			   POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Howard L. Sloneker III
				    ----------------------------------
				    Howard L. Sloneker III
				    Sr. Vice President and Secretary;
				    Director

			     POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Arthur J. Bennert
				    -------------------------------
				    Arthur J. Bennert
				    Director

			      POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Terrence J. Baehr
				    -------------------------------
				    Terrence J. Baehr
				    Director

			      POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Vaden Fitton
				    ------------------------------
				    Vaden Fitton
				    Director

			    POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Stephen S. Marcum
				    -------------------------------
				    Stephen S. Marcum
				    Director

			   POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Jack E. Brown
				    ------------------------------
				    Jack E. Brown
				    Director

			   POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 20th day of September, 1999.




				By: /s/Wayne R. Embry
				    -------------------------------
				    Wayne R. Embry
				    Director